Offerings - Offering: 1	Oct. 29, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 26,600,625.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 2,314.25
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 1,431,333 Shares (approximately 5.00% of the net assets of the Fund as of September 30, 2026) based on a net asset value per Class Y Share, Class I Share and Class R Share as of close of business on September 30, 2026 of $18.60, $18.56 and $18.20, respectively.